SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: February 26, 2003

Century Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Massachusetts (State or other jurisdiction of incorporation)	(Commission File No.) 0-15752	04-2498617 (IRS Employer Identification No.)

400 Mystic Avenue Medford, MA (Address of principal executive offices)		02155 (Zip Code)

(781) 391-4000
(Registrant’s telephone number,
including area code)

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EX-99.1 FINANCIAL STATEMENT FOR FYE 12/31/2002

Item   5.   Other Events.

           On February 26, 2003, Century Bancorp, Inc. issued financial statements relating to its fiscal year ended December 31, 2002, which are attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item   7.   Financial Statements, Pro forma Financial Information and Exhibits.

The following exhibit is being filed with this report:

Exhibit 99.1 Financial Statements for fiscal year ended December 31, 2002

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SIGNATURES

     Pursuant to the requirement of the Securities and Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTURY BANCORP, INC

/S/ Paul V.Cusick Jr

Paul V. Cusick, Jr. Vice-President & Treasurer

Dated: February 26, 2003

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